Exhibit 10.1

[EXECUTION VERSION]

AMENDMENT NO. 1

AMENDMENT NO. 1, dated as of February 7, 2017 (this “Amendment Agreement”), to the Credit Agreement dated as of August 17, 2012, as amended and restated as of August 7, 2015 (as amended, supplemented or otherwise modified from time to time through the date hereof, the “Existing Credit Agreement”), among NAVISTAR, INC., a Delaware corporation (the “Borrower”), NAVISTAR INTERNATIONAL CORPORATION, a Delaware corporation (“Parent”), the LENDERS party thereto and JPMORGAN CHASE BANK, N.A. (“JPMorgan”), as Administrative Agent and Collateral Agent (capitalized terms used but not defined herein having the meaning provided in the Amended Credit Agreement (as defined below)). JPMorgan and Goldman Sachs Lending Partners LLC have been appointed to act as joint lead arrangers in connection with this Amendment Agreement (in such capacities, the “Arrangers”).

W I T N E S S E T H

WHEREAS, pursuant to the Existing Credit Agreement, the Existing Lenders (as defined below) have made Tranche B Term Loans to the Borrower on the terms and subject to the conditions set forth therein;

WHEREAS, Parent, the Borrower, the Continuing Lenders (as defined below), which collectively constitute the Requisite Lenders (as defined in the Existing Credit Agreement), and the New Lenders (as defined below) desire to amend the Existing Credit Agreement (as so amended, the “Amended Credit Agreement”), to, among other things,

(a)	reduce the Applicable Rate applicable to the Tranche B Term Loans (the “Existing Term Loans”); and

(b)	modify certain other terms and conditions of the Existing Credit Agreement, in each case, on the terms and subject to the conditions set forth herein;

WHEREAS, each lender holding outstanding Tranche B Term Loans immediately prior to the Amendment Effective Date (as defined in Section 3 hereof) (the “Existing Lenders”) that executes and delivers a signature page to this Amendment Agreement as a “Continuing Lender” (each, a “Continuing Lender”) at or prior to 12:00 p.m., New York City time, on February 3, 2017 (the “Signing Date”), will have agreed to the terms of this Amendment Agreement upon the effectiveness of this Amendment Agreement on the Amendment Effective Date. Each Existing Lender that does not execute and deliver a signature page to this Amendment Agreement at or prior to the Signing Date (each, a “Departing Lender”) will be deemed not to have agreed to this Amendment Agreement and will be subject to the mandatory assignment provisions of Section 2.19 of the Existing Credit Agreement upon the effectiveness of this Amendment Agreement on the Amendment Effective Date (it being understood that the interests, rights and obligations of the Departing Lenders under the Credit Documents will be assumed by the financial institutions set forth on Schedule I hereto (each, a “New Lender”), in each case in accordance with Section 2.19 of the Existing Credit Agreement and Section 2 hereof).

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1. Amendment of the Existing Credit Agreement. On the terms and subject to the conditions set forth herein, effective as of the Amendment Effective Date, the Existing Credit Agreement is hereby amended as follows:

(a) The following definitions are hereby added in the appropriate alphabetical order to Section 1.1 of the Existing Credit Agreement:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” means (a) any institution established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition or (c) any institution established in an EEA Member Country which is a subsidiary of an institution described in clause (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means (a) any of the member states of the European Union, (b) Iceland, (c) Liechtenstein and (d) Norway.

“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.

“NYFRB” means the Federal Reserve Bank of New York.

“NYFRB Rate” means, for any day, the greater of (a) the Federal Funds Effective Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day (or, for any day that is not a Business Day, for the immediately preceding Business Day); provided, however, that, if none of such rates are published for any day that is a Business Day, the term “NYFRB Rate” means the rate for a Federal funds transaction quoted at 11:00 a.m., New York City time, on such day to the Administrative Agent from a Federal funds broker of recognized standing selected by it; provided further, however, that if any of the aforesaid rates shall be less than zero, then such rate shall be deemed to be zero for all purposes of this Agreement.

“Overnight Bank Funding Rate” means, for any date, the rate comprised of both overnight federal funds and overnight Eurodollar borrowings by U.S.-managed banking offices of depositary institutions, as such composite rate shall be determined by the NYFRB as set forth on its public website from time to time, and published on the next succeeding Business Day by the NYFRB as an overnight bank funding rate (from and after such date as the NYFRB shall commence to publish such composite rate).

“Repricing Amendment” shall mean Amendment No. 1 dated as of February 7, 2017, to this Agreement among Parent, the Borrower, the Lenders party thereto and JPMorgan Chase Bank, N.A., as the Administrative Agent and the Collateral Agent.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

(b) The definition of the term “Applicable Rate” in Section 1.1 of the Existing Credit Agreement shall be amended and restated in its entirety to read as follows:

“Applicable Rate” means, on any day, (a) with respect to any Tranche B Term Loan, (i) 3.00% per annum, in the case of a Base Rate Loan, and (ii) 4.00% per annum, in the case of a Eurodollar Rate Loan, and (b) with respect to a Loan of any other Class, the rate or rates per annum specified in the Extension Agreement or the Refinancing Facility Agreement applicable to such Class.

(c) The definition of the term “Base Rate” in Section 1.1 of the Existing Credit Agreement shall be amended by replacing each occurrence of the text “Federal Funds Effective Rate” in such definition with the text “NYFRB Rate”.

(d) The definition of the term “Credit Document” in Section 1.1 of the Existing Credit Agreement shall be amended by adding the text “Repricing Amendment,” immediately after the text “the Amendment and Restatement Agreement,” in such definition.

(e) The definition of the term “Federal Funds Effective Rate” in Section 1.1 of the Existing Credit Agreement shall be amended and restated in its entirety to read as follows:

“Federal Funds Effective Rate” means, for any day, the rate calculated by the NYFRB based on such day’s federal funds transactions by depositary institutions, as determined in such manner as the NYFRB shall set forth on its public website from time to time, and published on the next succeeding Business Day by the NYFRB as the federal funds effective rate.

(f) The following new Section 9.24 is hereby added to Article IX of the Existing Credit Agreement:

SECTION 9.24. Acknowledgment and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Credit Document or in any other agreement, arrangement or understanding among the parties hereto, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Credit Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of any EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(1) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(2) the effects of any Bail-In Action on any such liability, including, if applicable:

(a) a reduction in full or in part or cancellation of any such liability;

(b) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(c) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority.

SECTION 2. Concerning the Tranche B Term Lenders and Existing Term Loans. (a) Subject to the terms and conditions set forth herein, on the Amendment Effective Date, (i) each New Lender shall become, and each Continuing Lender shall continue to be, a “Tranche B Term Lender” and a “Lender” under the Amended Credit Agreement and (ii) each New Lender shall have, and each Continuing Lender shall continue to have, all the rights and obligations of a “Tranche B Term Lender” and a “Lender” holding a Tranche B Term Loan under the Amended Credit Agreement.

(b) On the Amendment Effective Date, (i) pursuant to Section 2.19 of the Existing Credit Agreement, each Departing Lender shall be deemed to have assigned and delegated its Existing Term Loans, and (ii) each Continuing Lender that will be allocated an aggregate principal amount of the Tranche B Term Loans as of the Amendment Effective Date (as disclosed to such Continuing Lender by the Administrative Agent prior to the date hereof)

that is less than the aggregate principal amount of Existing Term Loans of such Continuing Lender immediately prior to the Amendment Effective Date shall be deemed to have assigned and delegated the portion of its Existing Term Loans in excess of such allocated amount, in each case together with all its interests, rights (other than its existing rights to payments pursuant to Section 2.16 or 2.17 of the Existing Credit Agreement) and obligations under the Credit Documents in respect thereof to each New Lender in the amounts as set forth opposite such New Lender’s name on Schedule I hereto, at a purchase price equal to par (the “Purchase Price”). Upon (x) payment to a Departing Lender of (I) the Purchase Price with respect to its Existing Term Loans and (II) accrued and unpaid interest and fees through but excluding the Amendment Effective Date (including any amounts due under Section 2.15(c) of the Existing Credit Agreement), which interest and fees shall be paid by the Borrower, and (y) the satisfaction of the conditions set forth in Section 2.19 of the Existing Credit Agreement (but without the requirement of any further action on the part of such Departing Lender, Parent, the Borrower or the Administrative Agent), such Departing Lender shall cease to be a party to the Existing Credit Agreement (and shall not become a party to the Amended Credit Agreement).

(c) Each New Lender, if any, by delivering its signature page to this Amendment Agreement and assuming Existing Term Loans, shall be deemed to have acknowledged receipt of, and consented to and approved, each Credit Document and each other document required to be approved by any Agent, the Requisite Lenders or any other Lenders, as applicable, on the Amendment Effective Date (and after giving effect to the amendment of the Existing Credit Agreement).

(d) For purposes of clarity, (i) all Existing Term Loans outstanding immediately prior to the Amendment Effective Date shall continue to be outstanding as Tranche B Term Loans under the Amended Credit Agreement on and after the Amendment Effective Date, subject to the terms of the Amended Credit Agreement and (ii) on and after the Amendment Effective Date, this “Repricing Amendment” shall become a “Credit Document” under the Amended Credit Agreement.

SECTION 3. Conditions to Effectiveness of Amendment. The amendment of the Existing Credit Agreement and associated provisions set forth herein shall become effective as of the first date on which the following occur or have been waived in accordance with Section 9.5 of the Existing Credit Agreement (the “Amendment Effective Date”):

(a) The Administrative Agent shall have received a counterpart of this Amendment Agreement, executed and delivered by a duly authorized officer of Parent, the Borrower, Continuing Lenders constituting the Requisite Lenders, each New Lender and the Administrative Agent.

(b) The Administrative Agent shall have received, in respect of each of Parent and the Borrower, (i) a certificate of such Credit Party executed by the secretary or assistant secretary of such Credit Party attaching (A) a copy of each Organizational Document of such Credit Party, which shall, to the extent applicable, be certified as of the Amendment Effective Date or a recent date prior thereto by the appropriate Governmental Authority provided that, in lieu of the delivery requirement in this clause (A), if there has been no change to, and no action has been taken to amend, the Organizational Documents of such Credit Party since the

Amendment Effective Date, the Administrative Agent shall accept a certification from an Authorized Office of such Credit Party as to such fact, (B) signature and incumbency certificates of the officers of such Credit Party, (C) resolutions of the board of directors or similar governing body of such Credit Party approving and authorizing the execution, delivery and performance of this Amendment Agreement, certified as of the Amendment Effective Date by such secretary or assistant secretary as being in full force and effect without modification or amendment, and (D) a good standing certificate from the applicable Governmental Authority of such Credit Party’s jurisdiction of organization, dated the Amendment Effective Date or a recent date prior thereto, and (ii) such other documents and certificates as the Administrative Agent may reasonably request relating to the organization, existence and good standing of each of Parent and the Borrower and the authorization of the transactions contemplated hereby, all in form and substance reasonably satisfactory to the Administrative Agent.

(c) The Administrative Agent and the Arrangers shall have received payment of all fees and expenses required to be paid or reimbursed by Parent or the Borrower under or in connection with this Amendment Agreement, including those fees and expenses set forth in Section 5 hereof and in any arrangement letter or fee letter entered into by the Parent or the Borrower with any Arranger in connection with this Amendment Agreement.

(d) At the time of and immediately after giving effect to this Amendment Agreement, no Default or Event of Default shall have occurred and be continuing or would result therefrom.

(e) The representations and warranties made or deemed to be made in this Amendment Agreement shall be true and correct (i) in the case of the representations and warranties qualified or modified as to materiality in the text thereof, in all respects and (ii) otherwise, in all material respects, in each case on and as of the Amendment Effective Date, except in the case of any such representation and warranty that expressly relates to an earlier date, in which case such representation and warranty shall be so true and correct, or true and correct in all material respects, as applicable, on and as of such earlier date.

(f) The Borrower shall have (i) prepaid all accrued and unpaid interest and fees in respect of the Existing Term Loans to but excluding the Amendment Effective Date and (ii) paid to the Administrative Agent, for the account of each Existing Lender, any amounts owing to such Existing Lender under Section 2.10(b) of the Existing Credit Agreement as a result of the effectiveness of this Amendment Agreement.

(g) The Administrative Agent shall have received from the Borrower a Conversion/Continuation Notice contemplating the commencement of a new Interest Period with respect to the Tranche B Term Loans commencing on the Amendment Effective Date.

The Administrative Agent shall notify Parent, the Borrower, the Existing Lenders and the New Lenders of the Amendment Effective Date and such notice shall be conclusive and binding. Notwithstanding the foregoing, this Amendment Agreement shall not become effective, and the obligations of the applicable Continuing Lenders and the New Lenders to assume Tranche B Term Loans as provided for herein will automatically terminate, if each of the conditions set forth or referred to in this Section 3 has not been satisfied at or prior to 5:00 p.m., New York City time, on Tuesday, February 28, 2017 (it being understood that any such failure of this Amendment Agreement to become effective will not affect any rights or obligations of any Person under the Existing Credit Agreement).

For purposes of determining compliance with the conditions specified above, each Lender party to this Amendment Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to such Persons unless an officer of the Administrative Agent responsible for the transactions contemplated by the Credit Documents shall have received notice from such Person prior to the Amendment Effective Date specifying its objection thereto. The Administrative Agent hereby consents to this Amendment Agreement and confirms that each New Lender is acceptable to it.

SECTION 4. Representations and Warranties. Each of Parent and the Borrower hereby represents and warrants to each Agent and each Lender on the Amendment Effective Date that:

(a) This Amendment Agreement has been duly authorized, executed and delivered by each of Parent and the Borrower and constitutes a legal, valid and binding obligation of each of Parent and the Borrower, enforceable against the Parent and the Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) The representations and warranties of each Credit Party set forth in the Credit Documents are true and correct (i) in the case of the representations and warranties qualified or modified as to materiality in the text thereof, in all respects and (ii) otherwise, in all material respects, in each case on and as of the Amendment Effective Date, except in the case of any such representation and warranty that expressly relates to an earlier date, in which case such representation and warranty shall be so true and correct, or true and correct in all material respects, as applicable, on and as of such earlier date.

(c) No Default or Event of Default has occurred and is continuing or would result from this Amendment Agreement.

SECTION 5. Effects on Credit Documents; No Novation. (a) Except as expressly set forth herein, this Amendment Agreement shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement, the Amended Credit Agreement or any other Credit Document, all of which shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(b) The execution, delivery and effectiveness of this Amendment Agreement shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Credit Documents, nor constitute a waiver of any provision of the Credit Documents or in any way limit, impair or otherwise affect the rights and remedies of the Agents or the Lenders under the Credit Documents. Nothing herein shall be deemed to entitle Parent, the Borrower or any other Credit Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Amended Credit Agreement or any other Credit Document in similar or different circumstances.

(c) On and after the Amendment Effective Date, each reference in the Amended Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the “Credit Agreement”, “thereunder”, “thereof”, “therein” or words of like import in any other Credit Document, shall be deemed a reference to the Amended Credit Agreement. Parent, the Borrower and the other parties hereto acknowledge and agree that this Amendment Agreement shall constitute a Credit Document for all purposes of the Existing Credit Agreement, the Amended Credit Agreement and the other Credit Documents.

(d) Neither this Amendment Agreement nor the effectiveness of the Amended Credit Agreement shall extinguish the obligations for the payment of money outstanding under the Existing Credit Agreement or discharge or release the Lien or priority of any Collateral Document or any other security therefor or any guarantee thereof. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Existing Credit Agreement or the Collateral Documents or instruments guaranteeing or securing the same, which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith. Nothing expressed or implied in this Amendment Agreement, the Amended Credit Agreement or any other document contemplated hereby or thereby shall be construed as a release or other discharge of any Credit Party under any Credit Document from any of its obligations and liabilities thereunder.

SECTION 6. Waiver. The Continuing Lenders hereby waive any amounts required to be paid pursuant to Section 2.15 of the Existing Credit Agreement as a result of the delivery of the Conversion/Continuation Notice contemplated by Section 3(g) hereof.

SECTION 7. Fees; Expenses. (a) The Borrower agrees to pay to the Administrative Agent, for the account of each Continuing Lender and each New Lender, a consent fee equal to 0.25% of the aggregate principal amount of the Tranche B Term Loans held by such Continuing Lender or New Lender, as the case may be, immediately after giving effect to the consummation of the transactions specified in Section 2 hereof. The fees payable pursuant to this Section 7(a) will be paid in dollars in immediately available funds on the Amendment Effective Date.

(b) The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment Agreement to the extent required under Section 9.2 of the Existing Credit Agreement.

SECTION 8. Reaffirmation. Each of Parent, the Borrower and each other Credit Party hereby (a) reaffirms and confirms its respective guarantees, pledges, grants of security interests and other obligations under the Amended Credit Agreement and each of the other Credit Documents to which it is a party, in respect of, and to secure, the Obligations and (b) agrees that, notwithstanding the effectiveness of the Amendment Agreement and the transactions contemplated thereby, the Credit Documents to which it is a party, and such guarantees, pledges, grants of security interests and other obligations thereunder, shall continue to be in full force and effect in accordance with the terms thereof.

SECTION 9. APPLICABLE LAW, JURISDICTION, WAIVER OF JURY TRIAL. THE PROVISIONS OF SECTIONS 9.14, 9.15 AND 9.16 OF THE EXISTING CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE HEREIN, MUTATIS MUTANDIS.

SECTION 10. Counterparts. This Amendment Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment Agreement by facsimile or in electronic format (i.e., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment Agreement.

SECTION 11. Notices. All notices, requests and demands to or upon the respective parties hereto shall be given in the manner, and become effective, as set forth in Section 9.1 of the Existing Credit Agreement.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

NAVISTAR, INC.,

By:	/s/ William V. McMenamin
Name: William V. McMenamin
Title: President, Financial Services and Treasurer

NAVISTAR INTERNATIONAL CORPORATION,

By:	/s/ William V. McMenamin
Name: William V. McMenamin
Title: President, Financial Services and Treasurer

IC BUS, LLC,
IC BUS OF OKLAHOMA, LLC,

NAVISTAR DIESEL OF ALABAMA, LLC,

NAVISTAR BIG BORE DIESELS, LLC,

WORKHORSE INTERNATIONAL HOLDING COMPANY,

NAVISTAR AFTERMARKET PRODUCTS, INC.,

CONTINENTAL MFG. COMPANY, INC.,

INTERNATIONAL TRUCK INTELLECTUAL PROPERTY COMPANY, LLC,

INTERNATIONAL ENGINE INTELLECTUAL PROPERTY COMPANY, LLC,

NAVISTAR COMPONENT HOLDINGS, LLC,

NAVISTAR DEFENSE, LLC,

UPTIME PARTS, LLC

By:	/s/ William V. McMenamin
Name: William V. McMenamin
Title: Treasurer

[Signature Page to Amendment Agreement]

JPMORGAN CHASE BANK, N.A., as the Administrative Agent, the Collateral Agent and a Lender,

By:	/s/ Gene Riego de Dios
Name: Gene Riego de Dios
Title: Vice President

[Signature Page to Amendment Agreement]

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	ABR Reinsurance LTD.

By: BlackRock Financial Management, Inc., its Investment Manager

By	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	ACE American Insurance Company

BY: T. Rowe Price Associates, Inc. as investment advisor

By	/s/ Brian Burns
Name:	Brian Burns
Title:	Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Ace European Group Limited

BY: BlackRock Financial Management, Inc., its Sub-Advisor

By	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	ACE Property & Casualty Insurance Company

BY: BlackRock Financial Management, Inc., its Investment Advisor

By	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Adams Mill CLO Ltd.

By: Shenkman Capital Management, Inc., as Collateral Manager

By	/s/ Justin Slatky
Name:	Justin Slatky
Title:	CO-CIO

For any Lender requiring a second signature line:

By
Name:
Title:

☐ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	AEGIS Electric and Gas International Services, Ltd.

by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By	/s/ Justin Slatky
Name:	Justin Slatky
Title:	CO-CIO

For any Lender requiring a second signature line:

By
Name:
Title:

☐ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	AllianceBernstein Bond Fund Inc - AllianceBernstein Limited Duration High Income Portfolio

BY: AllianceBernstein L.P.

By	/s/ Neil Ruffell
Name:	Neil Ruffell
Title:	VP - Corporate Actions

For any Lender requiring a second signature line:

By
Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	AllianceBernstein Bond Fund Inc. - AllianceBernstein High Yield Portfolio

By: AllianceBernstein L.P., as Investment Advisor

By	/s/ Neil Ruffell
Name:	Neil Ruffell
Title:	VP - Corporate Actions

For any Lender requiring a second signature line:

By
Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	AllianceBernstein Core Plus Bond Fund

BY: AllianceBernstein L.P.

By	/s/ Neil Ruffell
Name:	Neil Ruffell
Title:	VP - Corporate Actions

For any Lender requiring a second signature line:

By
Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	AllianceBernstein Global High Income Fund

BY: AllianceBernstein L.P.

By	/s/ Neil Ruffell
Name:	Neil Ruffell
Title:	VP - Corporate Actions

For any Lender requiring a second signature line:

By
Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	AllianceBernstein High Income Fund

BY: AllianceBernstein L.P.

By	/s/ Neil Ruffell
Name:	Neil Ruffell
Title:	VP - Corporate Actions

For any Lender requiring a second signature line:

By
Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	AllianceBernstein US High Yield Collective Trust

BY: AllianceBernstein L.P.

By	/s/ Neil Ruffell
Name:	Neil Ruffell
Title:	VP - Corporate Actions

For any Lender requiring a second signature line:

By
Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	American Air Liquide Holdings, Inc, Retirement Plans

BY: Logan Circle Partners, LP as Investment Manager

By	/s/ Hume Najdawi
Name:	Hume Najdawi
Title:	Associate

For any Lender requiring a second signature line:

By
Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	AMMC CLO 18, LIMITED

By: American Money Management Corp., as Collateral Manager

By	/s/ David Meyer
Name:	David Meyer
Title:	Senior Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	AMMC CLO 19, LIMITED

By: American Money Management Corp., as Collateral Manager

By	/s/ David Meyer
Name:	David Meyer
Title:	Senior Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	AMMC CLO IX, LIMITED

By: American Money Management Corp., as Collateral Manager

By	/s/ David P. Meyer
Name:	David P. Meyer
Title:	Senior Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	AMMC CLO XI, LIMITED

By: American Money Management Corp., as Collateral Manager

By	/s/ David P. Meyer
Name:	David P. Meyer
Title:	Senior Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Anchorage Capital CLO 2012-1, Ltd.

BY: Anchorage Capital Group, L.L.C., its Investment Manager

By	/s/ Melissa Griffiths
Name:	Melissa Griffiths
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Anchorage Capital CLO 2013-1, Ltd.

BY: Anchorage Capital Group, L.L.C., its Investment Manager

By	/s/ Melissa Griffiths
Name:	Melissa Griffiths
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Anchorage Capital CLO 3, Ltd.

BY: Anchorage Capital Group, L.L.C., its Investment Manager

By	/s/ Melissa Griffiths
Name:	Melissa Griffiths
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Anchorage Capital CLO 4, Ltd.

BY: Anchorage Capital Group, L.L.C., its Investment Manager

By	/s/ Melissa Griffiths
Name:	Melissa Griffiths
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Anchorage Capital CLO 5, Ltd.

BY: Anchorage Capital Group, L.L.C., its Investment Manager

By	/s/ Melissa Griffiths
Name:	Melissa Griffiths
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Anchorage Capital CLO 6, Ltd.

BY: Anchorage Capital Group, L.L.C., its Investment Manager

By	/s/ Melissa Griffiths
Name:	Melissa Griffiths
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Anchorage Capital CLO 7, Ltd.

BY: Anchorage Capital Group, L.L.C., its Investment Manager

By	/s/ Melissa Griffiths
Name:	Melissa Griffiths
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Anchorage Capital CLO 8, Ltd.

By: Anchorage Capital Group, L.L.C., its Collateral Manager

By	/s/ Melissa Griffiths
Name:	Melissa Griffiths
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Anchorage Capital CLO 9, Ltd.

By: Anchorage Capital Group, L.L.C., its Collateral Manager

By	/s/ Melissa Griffiths
Name:	Melissa Griffiths
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Anchorage Credit Funding 1, Ltd.

By: Anchorage Capital Group, L.L.C., its Collateral Manager

By	/s/ Melissa Griffiths
Name:	Melissa Griffiths
Title:	Bank Debt Settlements Manager

For any Lender requiring a second signature line:

By
Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Anchorage Credit Funding 2, Ltd

By: Anchorage Capital Group, L.L.C., its Collateral Manager

By	/s/ Melissa Griffiths
Name:	Melissa Griffiths
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Anchorage Credit Funding 3, Ltd

By: Anchorage Capital Group, L.L.C., its Collateral Manager

By	/s/ Melissa Griffiths
Name:	Melissa Griffiths
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	ARES ENHANCED LOAN INVESTMENT STRATEGY IR LTD.

BY: ARES ENHANCED LOAN MANAGEMENT IR, L.P., AS PORTFOLIO MANAGER BY: ARES ENHANCED LOAN IR GP, LLC, ITS GENERAL PARTNER

By	/s/ Daniel Hayward
Name:	Daniel Hayward
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	ARES STRATEGIC INVESTMENT PARTNERS (L) LTD.

BY: ARES STRATEGIC INVESTMENT MANAGEMENT LLC, AS ITS MANAGER

By	/s/ Daniel Hayward
Name:	Daniel Hayward
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Ares XL CLO Ltd.

By: Ares CLO Management II LLC, its asset manager

By	/s/ Daniel Hayward
Name:	Daniel Hayward
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Ares XLI CLO Ltd.

By: Ares CLO Management II LLC, as Asset Manager

By	/s/ Daniel Hayward
Name:	Daniel Hayward
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	ARES XXIV CLO LTD.

BY: ARES CLO MANAGEMENT XXIV, L.P., ITS ASSET MANAGER BY: ARES CLO GP XXIV, LLC, ITS GENERAL PARTNER

By	/s/ Daniel Hayward
Name:	Daniel Hayward
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	ARES XXIX CLO LTD.

By: Ares CLO Management XXIX, L.P., its Asset Manager By: Ares CLO GP XXIX, LLC, its General Partner

By	/s/ Daniel Hayward
Name:	Daniel Hayward
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	ARES XXV CLO LTD.

BY: Ares CLO Management XXV, L.P., its Asset Manager By: Ares CLO GP XXV, LLC, its General Partner

By	/s/ Daniel Hayward
Name:	Daniel Hayward
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	ARES XXVI CLO LTD.

BY: Ares CLO Management XXVI, L.P., its Collateral Manager By: Ares CLO GP XXVI, LLC, its General Partner

By	/s/ Daniel Hayward
Name:	Daniel Hayward
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	ARES XXVII CLO LTD.

By: Ares CLO Management XXVII, L.P., its Asset Manager By: Ares CLO GP XXVII, LLC, its General Partner

By	/s/ Daniel Hayward
Name:	Daniel Hayward
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	ARES XXVIII CLO LTD.

By: Ares CLO Management XXVIII, L.P., its Asset Manager By: Ares CLO GP XXVIII, LLC, its General Partner

By	/s/ Daniel Hayward
Name:	Daniel Hayward
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	ARES XXX CLO LTD.

By: Ares CLO Management XXX, L.P., its Asset Manager By: Ares CLO GP XXX, LLC, its General Partner

By	/s/ Daniel Hayward
Name:	Daniel Hayward
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Ares XXXI CLO Ltd.

By: Ares CLO Management XXXI, L.P., its Portfolio Manager By: Ares Management LLC, its General Partner

By	/s/ Daniel Hayward
Name:	Daniel Hayward
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Ares XXXII CLO Ltd.

By: Ares CLO Management XXXII, L.P., its Asset Manager

By	/s/ Daniel Hayward
Name:	Daniel Hayward
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Ares XXXIII CLO Ltd.

By: Ares CLO Management XXXIII, L.P., its Asset Manager

By	/s/ Daniel Hayward
Name:	Daniel Hayward
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Ares XXXIV CLO Ltd.

By: Ares CLO Management LLC, its collateral manager

By	/s/ Daniel Hayward
Name:	Daniel Hayward
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Ares XXXIX CLO Ltd.

By: Ares CLO Management II LLC, its asset manager

By	/s/ Daniel Hayward
Name:	Daniel Hayward
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Ares XXXVII CLO Ltd.

By: Ares CLO Management LLC, its asset manager

By	/s/ Daniel Hayward
Name:	Daniel Hayward
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Ares XXXVIII CLO Ltd.

By: Ares CLO Management II LLC, its asset manager

By	/s/ Daniel Hayward
Name:	Daniel Hayward
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Argo Re Ltd.

By: Oaktree Capital Management, L.P. Its: Investment Manager

By	/s/ Regan Scott
Name:	Regan Scott
Title:	Managing Director

For any Lender requiring a second signature line:

By	/s/ Armen Panossian
Name:	Armen Panossian
Title:	Managing Director

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Argonaut Insurance Company

By: Oaktree Capital Management, L.P. Its: Investment Manager

By	/s/ Regan Scott
Name:	Regan Scott
Title:	Managing Director

For any Lender requiring a second signature line:

By	/s/ Armen Panossian
Name:	Armen Panossian
Title:	Managing Director

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Arkansas Judicial Retirement System

By: MacKay Shields LLC, as Investment Adviser and not individually

By	/s/ Dan Roberts
Name:	Dan Roberts
Title:	Executive Managing Director

For any Lender requiring a second signature line:

By
Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Arkansas Public Employees Retirement System

By: MacKay Shields LLC as Investment Adviser and not individually

By	/s/ Dan Roberts
Name:	Dan Roberts
Title:	Executive Managing Director

For any Lender requiring a second signature line:

By
Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Ascension Alpha Fund, LLC

By: Pioneer Institutional Asset Management, Inc. As its adviser

By	/s/ Margaret C. Begley
Name:	Margaret C. Begley
Title:	Vice President and Associate General Counsel

For any Lender requiring a second signature line:

By
Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Ascension Alpha Fund, LLC

By: MacKay Shields LLC, solely as Investment Manager and agent

By	/s/ Dan Roberts
Name:	Dan Roberts
Title:	Executive Managing Director

For any Lender requiring a second signature line:

By
Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Ascension Health Master Pension Trust

By: Pioneer Institutional Asset Management, Inc. As its adviser

By	/s/ Margaret C. Begley
Name:	Margaret C. Begley
Title:	Vice President and Associate General Counsel

For any Lender requiring a second signature line:

By
Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Associated Electric & Gas Insurance Services Limited

By: Guggenheim Partners Investment Management, LLC as Investment Manager

By	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Authorized Person

For any Lender requiring a second signature line:

By
Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Associated Electric & Gas Insurance Services Limited

by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By	/s/ Justin Slatky
Name:	Justin Slatky
Title:	CO-CIO

For any Lender requiring a second signature line:

By
Name:
Title:

☐ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	BlackRock Debt Strategies Fund, Inc.

BY: BlackRock Financial Management, Inc., its Sub-Advisor

By	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	BlackRock Defined Opportunity Credit Trust

BY: BlackRock Financial Management Inc., its Sub-Advisor

By	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	BlackRock Floating Rate Income Strategies Fund, Inc.

BY: BlackRock Financial Management, Inc., its Sub-Advisor

By	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	BlackRock Floating Rate Income Trust

By: BlackRock Advisors, LLC, its Investment Advisor

By	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	BlackRock Funds II, BlackRock Floating Rate Income Portfolio

By: BlackRock Advisors, LLC, its Investment Advisor

By	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	BlackRock Limited Duration Income Trust

BY: BlackRock Financial Management, Inc., its Sub-Advisor

By	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	BlackRock Credit Strategies Income Fund of BlackRock Funds II

By: BlackRock Advisors, LLC, its Investment Advisor

By	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	BlackRock Senior Floating Rate Portfolio

By: BlackRock Investment Management, LLC, its Investment Advisor

By	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Blue Cross and Blue Shield of Florida, Inc.

BY: Guggenheim Partners Investment Management, LLC as Manager

By	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Authorized Person
For any Lender requiring a second signature line:

By
Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Brookside Mill CLO Ltd.

By: Shenkman Capital Management, Inc., as Collateral Manager

By	/s/ Justin Slatky
Name:	Justin Slatky
Title:	CO-CIO

For any Lender requiring a second signature line:

By
Name:
Title:

☐ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	BSG Fund Management B.V. on behalf of the Stichting Blue Sky Active Fixed Income US Leveraged Loan Fund

By THL Credit Senior Loan Strategies LLC, as Manager

By	/s/ James R. Fellows
Name:	James R. Fellows
Title:	Managing Director/Co-Head

For any Lender requiring a second signature line:

By
Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Carpenters’ Pension Trust Fund of St. Louis

By: MacKay Shields LLC, as Investment Adviser and not individually

By	/s/ Dan Roberts
Name:	Dan Roberts
Title:	Executive Managing Director

For any Lender requiring a second signature line:

By
Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	CCP Loan Funding LLC

By: Citibank, N.A.,

By	/s/ Jennifer Guinn
Name:	Jennifer Guinn
Title:	Associate Director

For any Lender requiring a second signature line:

By
Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Central States, Southeast and Southwest Areas Health and Welfare Fund

By: Guggenheim Partners Investment Management, LLC as Investment Manager

By	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Authorized Person

For any Lender requiring a second signature line:

By
Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Central States, Southeast and Southwest Areas Pension Fund

BY: Logan Circle Partners, LP as Investment Manager

By	/s/ Hume Najdawi
Name:	Hume Najdawi
Title:	Associate

For any Lender requiring a second signature line:

By
Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Centrica Combined Common Investment Fund

By: MacKay Shields LLC, as Investment Adviser and not individually

By	/s/ Dan Roberts
Name:	Dan Roberts
Title:	Executive Managing Director

For any Lender requiring a second signature line:

By
Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Cervantes Portfolio LLC

by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By	/s/ Justin Slatky
Name:	Justin Slatky
Title:	CO-CIO

For any Lender requiring a second signature line:

By
Name:
Title:

☐ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Chevron Master Pension Trust

By: Guggenheim Partners Investment Management, LLC as Manager

By	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Authorized Person

For any Lender requiring a second signature line:

By
Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Christian Super

by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By	/s/ Justin Slatky
Name:	Justin Slatky
Title:	CO-CIO

For any Lender requiring a second signature line:

By
Name:
Title:

☐ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	City National Rochdale High Yield Bond Fund

By: Guggenheim Partners Investment Management, LLC as Sub-Adviser

By	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Authorized Person

For any Lender requiring a second signature line:

By
Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	City of New York Group Trust

BY: The Comptroller of the City of New York By: Guggenheim Partners Investment Management, LLC as Manager

By	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Authorized Person

For any Lender requiring a second signature line:

By
Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	City of New York Group Trust

BY: GoldenTree Asset Management, L.P.

By	/s/ Karen Weber
Name:	Karen Weber
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	CLC Leveraged Loan Trust

By: Challenger Life Nominees PTY Limited as Trustee By: Guggenheim Partners Investment Management, LLC as Manager

By	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Authorized Person

For any Lender requiring a second signature line:

By Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	COA Summit CLO Ltd

BY: 3i Debt Management US, LLC, as its Collateral Manager

By	/s/ David Nadeau
Name:	David Nadeau
Title:	Portfolio Manager

For any Lender requiring a second signature line:

By
Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Columbia Floating Rate Fund, a series of Columbia Funds Series Trust II

By	/s/ Steven B. Staver
Name:	Steven B. Staver
Title:	Assistant Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Columbia Strategic Income Fund, a series of Columbia Funds Series Trust I

By	/s/ Steven B. Staver
Name:	Steven B. Staver
Title:	Assistant Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Consumer Program Administrators, Inc

By: BlackRock Financial Management, Inc. its Investment Manager

By	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	County Employees’ & Officers’ Annuity & Benefit Fund of Cook County

By: MacKay Shields LLC, as Investment Adviser and not individually

By	/s/ Dan Roberts
Name:	Dan Roberts
Title:	Executive Managing Director

For any Lender requiring a second signature line:

By
Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Credos Floating Rate Fund LP

by SHENKMAN CAPITAL MANAGEMENT, INC., as General Partner

By	/s/ Justin Slatky
Name:	Justin Slatky
Title:	CO-CIO

For any Lender requiring a second signature line:

By
Name:
Title:

☐ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	CSAA Insurance Exchange

By: Oaktree Capital Management, L.P. Its: Investment Manager

By	/s/ Regan Scott
Name:	Regan Scott
Title:	Managing Director

For any Lender requiring a second signature line:

By	/s/ Armen Panossian
Name:	Armen Panossian
Title:	Managing Director

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Daiwa/Principal US Short Duration High Yield Bond Fund

By: Principal Global Investors, LLC a Delaware limited liability company, its authorized signatory

By	/s/ Mark Denkinger
Name:	Mark Denkinger
Title:	Portfolio Manager

For any Lender requiring a second signature line:

By
Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	DaVinci Reinsurance Ltd.

BY: Guggenheim Partners Investment Management, LLC as Manager

By	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Authorized Person

For any Lender requiring a second signature line:

By
Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Delta Master Trust

By: Guggenheim Partners Investment Management, LLC as Investment Manager

By	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Authorized Person

For any Lender requiring a second signature line:

By
Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Delta Pilots Disability and Survivorship Trust

By: Guggenheim Partners Investment Management, LLC as Investment Manager

By	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Authorized Person

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tnanche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	DEUTSCHE BANK AG NEW YORK BRANCH

By	/s/ Deirdre Cesario
	Name:	Deirdre Cesario
	Title:	Assistant Vice President

By	/s/ Hoi Yeun Chin
	Name:	Hoi Yeun Chin
	Title:	Assistant Vice President

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Dunham Corporate/Government Bond Fund

By	/s/ Kyle Jennings
Name:	Kyle Jennings
Title:	Managing Director

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Dunham Floating Rate Bond Fund

By	/s/ Kyle Jennings
Name:	Kyle Jennings
Title:	Managing Director

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	EAF comPlan II - Private Debt

By: Guggenheim Partners Investment Management, LLC as Asset Manager

By	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Authorized Person

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

JNL/PPM America Floating Rate Income Fund, a series of the JNL Series Trust
By:	PPM America, Inc., as sub-adviser

By:	/s/ Chris Kappas
Chris Kappas
Managing Director

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Eastspring Investments US Bank Loan Special Asset Mother Investment Trust [Loan Claim]
By:	PPM America, Inc., as Delegated Manager

By:	/s/ Chris Kappas
Chris Kappas
Managing Director

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Electronic Data Systems 1994 Pension Scheme

by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By	/s/ Justin Slatky
Name:	Justin Slatky
Title:	CO-CIO

For any Lender requiring a second signature line:

By

Name:
Title:

☐ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Electronic Data Systems Retirement Plan

by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By	/s/ Justin Slatky
Name:	Justin Slatky
Title:	CO-CIO

For any Lender requiring a second signature line:

By

Name:
Title:

☐ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Employee Benefit Plans Investment Committee of NextEra Energy, Inc. on behalf of NextEra Energy, Inc. Employee Pension Plan

By: MacKay Shields LLC, as Investment Adviser and not individually

By	/s/ Dan Roberts
Name:	Dan Roberts
Title:	Executive Managing Director

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Endurance Investment Holdings Ltd.

By: Guggenheim Partners Investment Management, LLC as Manager

By	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Authorized Person

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Franklin Templeton Variable Insurance Products Trust-Franklin Income Securities Fund

By	/s/ Richard Hsu
	Name:	Richard Hsu
	Title:	Vice President

For any Lender requiring a second signature line:

Name of Lender:

By
Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Ea Advisors Trust - EQ / Franklin Core Balanced Portfolio

By	/s/ Richard Hsu
	Name:	Richard Hsu
	Title:	Vice President

For any Lender requiring a second signature line:

Name of Lender:

By
Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Franklin Custodian Funds - Franklin Income Fund

By	/s/ Richard Hsu
	Name:	Richard Hsu
	Title:	Vice President

For any Lender requiring a second signature line:

Name of Lender:

By
Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	JNL/Franklin Templeton Income Fund

By	/s/ Richard Hsu
	Name:	Richard Hsu
	Title:	Vice President

For any Lender requiring a second signature line:

Name of Lender:

By
Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	VY Franklin Income Portfolio

By	/s/ Richard Hsu
	Name:	Richard Hsu
	Title:	Vice President

For any Lender requiring a second signature line:

Name of Lender:

By
Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	FDF I Limited

By: FDF I CM LLC, its collateral manager

By	/s/ David Prael
Name:	David Prael
Title:	Chief Financial Officer

For any Lender requiring a second signature line:

By

Name:
Title:

☐ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	FDF II Limited

By: FDF II CM LLC, its collateral manager

By	/s/ David Prael
Name:	David Prael
Title:	Chief Financial Officer

For any Lender requiring a second signature line:

By

Name:
Title:

☐ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	FENGENCO - BV1 Qualified NDT

BY: Logan Circle Partners, LP as Investment Manager

By	/s/ Hume Najdawi
Name:	Hume Najdawi
Title:	Associate

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	FENGENCO - BV2 Qualified NDT

BY: Logan Circle Partners, LP as Investment Manager

By	/s/ Hume Najdawi
Name:	Hume Najdawi
Title:	Associate

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	FENGENCO - DB 1 Qualified NDT

BY: Logan Circle Partners, LP as Investment Manager

By	/s/ Hume Najdawi
Name:	Hume Najdawi
Title:	Associate

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	FENGENCO - Perry 1 Qualified NDT

BY: Logan Circle Partners, LP as Investment Manager

By	/s/ Hume Najdawi
Name:	Hume Najdawi
Title:	Associate

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Fire and Police Employees’ Retirement System of the City of Baltimore

By: MacKay Shields LLC, as Investment Adviser and not individually

By	/s/ Dan Roberts
Name:	Dan Roberts
Title:	Executive Managing Director

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	First Trust High Income Long/Short Fund

By: MacKay Shields LLC, as Sub-advisor and not individually

By	/s/ Dan Roberts
Name:	Dan Roberts
Title:	Executive Managing Director

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Fixed Income Opportunities Nero, LLC

By: BlackRock Financial Management Inc., Its Investment Manager

By	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	FORTRESS CREDIT FUNDING V LP

By: Fortress Credit Funding V GP LLC, its General Partner

By	/s/ David Prael
Name:	David Prael
Title:	Chief Financial Officer

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	FORTRESS CREDIT FUNDING VI LP

By: Fortress Credit Funding VI GP LLC, its General Partner

By	/s/ David Prael
Name:	David Prael
Title:	Chief Financial Officer

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Four Points Multi-Strategy Master Fund Inc. (Loan Account)

by SHENKMAN CAPITAL MANAGEMENT, INC.,
as Investment Manager for the Loan Account

By	/s/ Justin Slatky
Name:	Justin Slatky
Title:	CO-CIO

For any Lender requiring a second signature line:

By

Name:
Title:

☐ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender: Franklin Bissett Core Plus Bond Fund

By	/s/ Darcy Briggs
	Name:	Darcy Briggs
	Title:	VP, PM

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender: Blue Shield of California

By	/s/ Alex Guang Yu
	Name:	Alex Guang Yu
	Title:	Authorized Signatory

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender: Franklin CLO VI, Ltd.

By	/s/ Alex Guang Yu
	Name:	Alex Guang Yu
	Title:	Authorized Signatory

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender: Muir Woods CLO, Ltd.

By	/s/ Alex Guang Yu
	Name:	Alex Guang Yu
	Title:	Authorized Signatory

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender: Franklin US Floating Rate Master Fund

By	/s/ Alex Guang Yu
	Name:	Alex Guang Yu
	Title:	Authorized Signatory

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender: Nebraska Investment Council

By	/s/ Alex Guang Yu
	Name:	Alex Guang Yu
	Title:	Authorized Signatory

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender: Kansas Public Employees Retirement System

By	/s/ Alex Guang Yu
	Name:	Alex Guang Yu
	Title:	Authorized Signatory

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender: Franklin Templeton Series II Funds - Franklin Floating Rate II Fund

By	/s/ Madeline Lam
	Name:	Madeline Lam
	Title:	Asst. Vice President

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender: Franklin Floating Rate Master Trust - Franklin Floating Rate Master Series

By	/s/ Madeline Lam
	Name:	Madeline Lam
	Title:	Asst. Vice President

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender: Franklin Limited Duration Income Trust

By	/s/ Madeline Lam
	Name:	Madeline Lam
	Title:	Asst. Vice President

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender: Franklin Investors Securities Trust - Franklin Floating Rate Daily Access Fund

By	/s/ Madeline Lam
	Name:	Madeline Lam
	Title:	Vice President

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender: Franklin Templeton Total Return FDP Fund of FDP Series, Inc.

By	/s/ Alex Guang Yu
	Name:	Alex Guang Yu
	Title:	Authorized Signatory

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender: Commonwealth Fixed Interest Fund 17

By	/s/ Hague Van Dillen
	Name:	Hague Van Dillen
	Title:	Authorized Signer

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender: Templeton Income Trust - Templeton Global Total Return Fund

By	/s/ Alex Guang Yu
	Name:	Alex Guang Yu
	Title:	Authorized Signatory

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender: Met Investors Series Trust - Met/Franklin Low Duration Total Return Portfolio

By	/s/ Alex Guang Yu
	Name:	Alex Guang Yu
	Title:	Authorized Signatory

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender: Lincoln Variable Insurance Products Trust - LVIP Global Income Fund

By	/s/ Alex Guang Yu
	Name:	Alex Guang Yu
	Title:	Authorized Signatory

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender: Franklin Templeton Series II Funds - Franklin Multi - Sector Credit Income Fund

By	/s/ Alex Guang Yu
	Name:	Alex Guang Yu
	Title:	Authorized Signatory

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender: Franklin Floating Rate Master Trust - Franklin Middle Tier Floating Rate Fund

By	/s/ Alex Guang Yu
	Name:	Alex Guang Yu
	Title:	Authorized Signatory

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender: Franklin Bissett Corporate Bond Fund

By	/s/ Darcy Briggs
	Name:	Darcy Briggs
	Title:	VP, PM

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender: Franklin Strategic Income Fund (Canada)

By	/s/ Alex Guang Yu
	Name:	Alex Guang Yu
	Title:	Authorized Signatory

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender: Franklin Bissett Canadian Short Term Bond Fund

By	/s/ Darcy Briggs
	Name:	Darcy Briggs
	Title:	VP, PM

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Fraser Sullivan CLO VII Ltd.

By: 3i Debt Management US, LLC as Manager

By	/s/ David Nadeau

Name:	David Nadeau
Title:	Portfolio Manager

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	General Dynamics Corporation Group Trust

BY: Guggenheim Partners Investment Management, LLC as Manager

By	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Authorized Person

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Gold Coast Capital Subsidiary III Limited

By: MacKay Shields LLC, as Investment Adviser and not individually

By	/s/ Dan Roberts

Name:	Dan Roberts
Title:	Executive Managing Director

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	GoldenTree Loan Opportunities XII, Limited

By: GoldenTree Asset Management, LP

By	/s/ Karen Weber

Name:	Karen Weber
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Guggenheim Taxable Municipal Managed Duration Trust

BY: Guggenheim Partners Investment Management, LLC

By	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Authorized Person

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Guggenheim Funds Trust - Guggenheim Floating Rate Strategies Fund

By: Guggenheim Partners Investment Management, LLC

By	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Authorized Person

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Guggenheim Funds Trust - Guggenheim High Yield Fund

BY: Security Investors, LLC as Investment Adviser

By	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Authorized Person

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Guggenheim Funds Trust - Guggenheim Macro Opportunities Fund

By: Guggenheim Partners Investment Management, LLC

By	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Authorized Person

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Guggenheim High-Yield Fund, LLC

BY: Guggenheim Partners Investment Management, LLC as Investment Manager

By	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Authorized Person

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Guggenheim Loan Master Fund, Ltd

By: Guggenheim Partners Investment Management, LLC as Manager

By	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Authorized Person

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	GUGGENHEIM OPPORTUNISTIC U.S. LOAN AND BOND FUND IV

By: Guggenheim Partners Investment Management, LLC as Investment Manager

By	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Authorized Person

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Guggenheim Strategic Opportunities Fund

BY: Guggenheim Partners Investment Management, LLC

By	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Authorized Person

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Guggenheim U.S. Loan Fund

By: Guggenheim Partners Investment Management, LLC as Investment Manager

By	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Authorized Person

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Guggenheim U.S. Loan Fund II

By: Guggenheim Partners Investment Management, LLC as Investment Manager

By	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Authorized Person

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Guggenheim U.S. Loan Fund III

By: Gugguggenheim Partners Investment Management, LLC as Investment Manager

By	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Authorized Person

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Guggenheim Variable Funds Trust - Series F (Floating Rate Strategies Series)

By: Guggenheim Partners Investment Management, LLC as Investment Adviser

By	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Authorized Person

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Guggenheim Variable Funds Trust - Series P (High Yield Series)

BY: Security Investors, LLC, as Management Company

By	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Authorized Person

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	GuideStone Funds Flexible Income Fund

by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By	/s/ Justin Slatky
Name:	Justin Slatky
Title:	CO-CIO

For any Lender requiring a second signature line:

By

Name:
Title:

☐ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Halifax Regional Municipality Master Trust

BY: AllianceBernstein L.P.

By	/s/ Neil Ruffell
Name:	Neil Ruffell
Title:	VP - Corporate Actions

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Hartford Accident and Indemnity Company,

By:	Hartford Investment Management Company Its Agent and Attorney-in-Fact, as a Lender

/s/ Todd J. Jorgensen
	Name:	Todd J. Jorgensen
	Title:	AVP/Leveraged Credit

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Hartford Life and Annuity Insurance Company,

By:	Hartford Investment Management Company Its Agent and Attorney-in-Fact, as a Lender

/s/ Todd J. Jorgensen
	Name:	Todd J. Jorgensen
	Title:	AVP/Leveraged Credit

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Hartford Fire Insurance Company,

By:	Hartford Investment Management Company Its Agent and Attorney-in-Fact, as a Lender

/s/ Todd J. Jorgensen
	Name:	Todd J. Jorgensen
	Title:	AVP/Leveraged Credit

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Hartford Life Insurance Company,

By:	Hartford Investment Management Company Its Agent and Attorney-in-Fact, as a Lender

/s/ Todd J. Jorgensen
	Name:	Todd J. Jorgensen
	Title:	AVP/Leveraged Credit

☒ ln addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

AAM/HIMCO Short Duration Fund,

By:	Hartford Investment Management Company Its Investment Advisor, as a Lender

/s/ Todd J. Jorgensen
	Name:	Todd J. Jorgensen
	Title:	AVP/Leveraged Credit

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Hartford Life and Accident Insurance Company,

By:	Hartford Investment Management Company Its Agent and Attorney-in-Fact, as a Lender

/s/ Todd J. Jorgensen
	Name:	Todd J. Jorgensen
	Title:	AVP/Leveraged Credit

☒ ln addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	HCA Inc. Master Retirement Trust

By: Guggenheim Partners Investment Management, LLC as Investment Manager

By	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Authorized Person

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Health Employees Superannuation Trust Australia

by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By	/s/ Justin Slatky
Name:	Justin Slatky
Title:	CO-CIO

For any Lender requiring a second signature line:

By

Name:
Title:

☐ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Health Net of California, Inc.

BY: GoldenTree Asset Management, L.P.

By	/s/ Karen Weber

Name:	Karen Weber
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Helaba Invest Kapitalanlagegesellschaft mbH for/on behalf of HI-ZW-Fonds, Segment HI-ZW-BUL-SFonds

By: Guggenheim Partners Investment Management, LLC as Asset Manager

By	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Authorized Person

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Highmark Inc.

by SHENKMAN CAPITAL MANAGEMENT, INC., as
Investment Manager

By	/s/ Justin Slatky
Name:	Justin Slatky
Title:	CO-CIO

For any Lender requiring a second signature line:

By

Name:
Title:

☐ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	HI-PF-BUL-SFonds

BY: Guggenheim Partners Investment Management, LLC as Asset Manager

By	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Authorized Person

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	IAM National Pension Fund

By: Guggenheim Partners Investment Management, LLC as Adviser

By	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Authorized Person

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	ILLINOIS STATE BOARD OF INVESTMENT

BY: THL Credit Senior Loan Strategies LLC, as Investment Manager

By	/s/ James R. Fellows
Name:	James R. Fellows
Title:	Managing Director/Co-Head

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Indiana Public Retirement System

By: Oaktree Capital Management, L.P. its: Investment Manager

By	/s/ Regan Scott
Name:	Regan Scott
Title:	Managing Director

For any Lender requiring a second signature line:

By	/s/ Armen Panossian
Name:	Armen Panossian
Title:	Managing Director

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Indiana University Health, Inc.

By: Guggenheim Partners Investment Management, LLC, as Manager

By	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Authorized Person

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Iowa Public Employees’ Retirement System

By: Principal Global Investors, LLC a Delaware limited liability company, its authorized signatory

By	/s/ Mark Denkinger

Name:	Mark Denkinger
Title:	Portfolio Manager

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Ironshore Inc.

BY: BlackRock Financial Management, Inc., its Investment Advisor

By	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Jackson Mill CLO Ltd.

By: Shenkman Capital Management, Inc., as Portfolio Manager

By	/s/ Justin Slatky
Name:	Justin Slatky
Title:	CO-CIO

For any Lender requiring a second signature line:

By

Name:
Title:

☐ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Jamestown CLO I Ltd.

By: 3i Debt Management US, LLC as Manager

By	/s/ David Nadeau

Name:	David Nadeau
Title:	Portfolio Manager

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Jamestown CLO II Ltd.

By: 3i Debt Management US, LLC as Manager

By	/s/ David Nadeau

Name:	David Nadeau
Title:	Portfolio Manager

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Jamestown CLO III Ltd.

BY: 3i Debt Management U.S. LLC, as Portfolio Manager

By	/s/ David Nadeau

Name:	David Nadeau
Title:	Portfolio Manager

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Jamestown CLO IV Ltd.

BY: 3i Debt Management U.S. LLC, as Portfolio Manager

By	/s/ David Nadeau

Name:	David Nadeau
Title:	Portfolio Manager

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Jamestown CLO V Ltd.

By	/s/ David Nadeau

Name:	David Nadeau
Title:	Portfolio Manager

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Jamestown CLO VI Ltd.

By: 3i Debt Management U.S. LLC, as Portfolio Manager

By	/s/ David Nadeau

Name:	David Nadeau
Title:	Portfolio Manager

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Jamestown CLO VII Ltd.

3i Debt Management U.S. LLC, as Portfolio Manager

By	/s/ David Nadeau

Name:	David Nadeau
Title:	Portfolio Manager

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Jamestown CLO VIII Ltd.

By: 3i Debt Management U.S. LLC, as Portfolio Manager

By	/s/ David Nadeau

Name:	David Nadeau
Title:	Portfolio Manager

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Jefferson Mill CLO, Ltd.

By: Shenkman Capital Management, Inc., as Collateral Manager

By	/s/ Justin Slatky
Name:	Justin Slatky
Title:	CO-CIO

For any Lender requiring a second signature line:

By

Name:
Title:

☐ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	John Hancock Funds II - Spectrum Income Fund

BY: T. Rowe Price Associates, Inc. as investment sub-advisor

By	/s/ Brian Burns
Name:	Brian Burns
Title:	Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	JPMBI re Blackrock Bankloan Fund

BY: BlackRock Financial Management Inc., as Sub-Advisor

By	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	JPMORGAN CHASE BANK, N.A.

By	/s/ Michael Willett
	Name:	Michael Willett
	Title:	Authorized Signatory

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Kentucky Retirement Systems (Shenkman - Insurance Fund Account)

by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By	/s/ Justin Slatky
Name:	Justin Slatky
Title:	CO-CIO

For any Lender requiring a second signature line:

By

Name:
Title:

☐ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Kentucky Retirement Systems (Shenkman - Pension Account)

by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By	/s/ Justin Slatky
Name:	Justin Slatky
Title:	CO-CIO

For any Lender requiring a second signature line:

By

Name:
Title:

☐ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Kentucky Teachers’ Retirement System Insurance Trust Fund

by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By	/s/ Justin Slatky
Name:	Justin Slatky
Title:	CO-CIO

For any Lender requiring a second signature line:

By

Name:
Title:

☐ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Los Angeles County Employees Retirement Association

By: Principal Global Investors, LLC a Delaware limited liability company, its authorized signatory

By	/s/ Mark Denkinger

Name:	Mark Denkinger
Title:	Portfolio Manager

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Mackay Shields Defensive Bond Arbitrage Fund LTD.

By: MacKay Shields LLC, as Investment Adviser and not individually

By	/s/ Dan Roberts

Name:	Dan Roberts
Title:	Executive Managing Director

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	MacKay Short Duration High Yield Fund

By: MacKay Shields LLC, as Investment Adviser and not individually

By	/s/ Dan Roberts

Name:	Dan Roberts
Title:	Executive Managing Director

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Magnetite IX, Limited

BY: BlackRock Financial Management, Inc., its Collateral Manager

By	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Magnetite VII, Limited

BY: BlackRock Financial Management Inc., Its Collateral Manager

By	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Magnetite VIII, Limited

BY: BlackRock Financial Management Inc., Its Collateral Manager

By	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Magnetite XI, Limited

BY: BlackRock Financial Management, Inc., as Portfolio Manager

By	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Magnetite XII, LTD.

BY: BlackRock Financial Management, Inc., its Collateral Manager

By	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Magnetite XIV, Limited

By: BlackRock Financial Management, Inc., its Collateral Manager

By	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Magnetite XV, Limited

By: BlackRock Financial Management, Inc., as Investment Manager

By	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Magnetite XVI, Limited

By: BlackRock Financial Management, Inc., as Portfolio Manager

By	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Magnetite XVII, Limited

By: BLACKROCK FINANCIAL MANAGEMENT, INC., as Interim Investment Manager

By	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Magnetite XVIII, Limited

By: BlackRock Financial Management, Inc., its Collateral Manager

By	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	MainStay Unconstrained Bond Fund, a series of the MainStay Funds

By: MacKay Shields LLC, as Subadvisor and not individually

By	/s/ Dan Roberts

Name:	Dan Roberts
Title:	Executive Managing Director

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Mainstay VP Unconstrained Bond Portfolio, a series of MainStay VP Funds Trust

By: MacKay Shields LLC, as Subadviser and not individually

By	/s/ Dan Roberts

Name:	Dan Roberts
Title:	Executive Managing Director

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Manulife Floating Rate Income Fund

By	/s/ Jim Roth
Name:	Jim Roth
Title:	Manager

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Manulife Floating Rate Senior Loan Fund

By	/s/ Jim Roth
Name:	Jim Roth
Title:	Manager

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Manulife Investments Trust - Floating Rate Income Fund

By	/s/ Jim Roth
Name:	Jim Roth
Title:	Manager

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Manulife U.S. Dollar Floating Rate Income Fund

By	/s/ Jim Roth
Name:	Jim Roth
Title:	Manager

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Maryland State Retirement and Pension System

By: MacKay Shields LLC, as Investment Adviser and not individually

By	/s/ Dan Roberts

Name:	Dan Roberts
Title:	Executive Managing Director

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Mercer Field CLO LP

By: Guggenheim Partners Investment Management, LLC as Collateral Manager

By	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Authorized Person

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	MidOcean Credit Opportunity Master Fund LP

By	/s/ Jim Wiant
	Name:	Jim Wiant
	Title:	Managing Director

For any Lender requiring a second signature line:

Name of Lender:

By
Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Missouri Education Pension Trust

By: Oaktree Capital Management, L.P.
Its: Investment Manager

By	/s/ Regan Scott

Name:	Regan Scott
Title:	Managing Director

For any Lender requiring a second signature line:

By	/s/ Armen Panossian

Name:	Armen Panossian
Title:	Managing Director

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	MS Equity Investors, L.P.

By: MacKay Shields LLC, as Investment
Adviser and not individually

By	/s/ Dan Roberts

Name:	Dan Roberts
Title:	Executive Managing Director

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Multi Sector Value Bond Fund

By: Pioneer Institutional Asset
Management, Inc.
As its adviser

By	/s/ Margaret C. Begley

Name:	Margaret C. Begley
Title:	Vice President and Associate General Counsel

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	NC GARNET FUND, L.P.

By: NC Garnet Fund (GenPar), LLC,
its general partner
By: BlackRock Financial Management, Inc.
its manager

By	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	New York Life Insurance Company (Guaranteed Products)

By: MacKay Shields LLC, as Investment
Adviser and not individually

By	/s/ Dan Roberts

Name:	Dan Roberts
Title:	Executive Managing Director

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	New York Life Insurance Company, GP - Portable Alpha

By: MacKay Shields LLC, as Investment
Adviser and not individually

By	/s/ Dan Roberts

Name:	Dan Roberts
Title:	Executive Managing Director

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	New York State Nurses Association Pension Plan

By: MacKay Shields LLC, as Investment Adviser and not individually

By	/s/ Dan Roberts

Name:	Dan Roberts
Title:	Executive Managing Director

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Newfleet CLO 2016-1, Ltd.

By	/s/ Kyle Jennings
Name:	Kyle Jennings
Title:	Managing Director

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Nomura Multi Managers Fund - Global Bond

By: Guggenheim Partners Investment Management, LLC as Investment Sub-Adviser

By	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Authorized Person

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Northwell Health, Inc.

by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By	/s/ Justin Slatky
Name:	Justin Slatky
Title:	CO-CIO

For any Lender requiring a second signature line:

By

Name:
Title:

☐ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	North Shore University Hospital as sponsor of Northwell Health Cash Balance Plan by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By	/s/ Justin Slatky
Name:	Justin Slatky
Title:	CO-CIO

For any Lender requiring a second signature line:

By

Name:
Title:

☐ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Northrop Grumman Pension Master Trust

By: MacKay Shields LLC, as Investment Adviser and not individually

By	/s/ Dan Roberts

Name:	Dan Roberts
Title:	Executive Managing Director

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	NTCC Collective Funds for Employee Benefit Trusts

BY: Logan Circle Partners, LP as Investment Manager

By	/s/ Hume Najdawi
Name:	Hume Najdawi
Title:	Associate

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	NVIT Multi-Sector Bond Fund

BY: Logan Circle Partners, LP as Investment Manager

By	/s/ Hume Najdawi
Name:	Hume Najdawi
Title:	Associate

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	NZCG Funding Ltd

BY: Guggenheim Partners Investment Management, LLC as Collateral Manager

By	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Authorized Person

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Oaktree CLO 2014-2 Ltd.

By: Oaktree Capital Management, L.P. Its: Collateral Manager

By	/s/ Regan Scott
Name:	Regan Scott
Title:	Managing Director

For any Lender requiring a second signature line:

By	/s/ Armen Panossian
Name:	Armen Panossian
Title:	Managing Director

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	OAKTREE CLO 2015-1 LTD.

By: Oaktree Capital Management, L.P. its: Collateral Manager

By	/s/ Regan Scott

Name:	Regan Scott
Title:	Managing Director

For any Lender requiring a second signature line:

By	/s/ Armen Panossian

Name:	Armen Panossian
Title:	Managing Director

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Oaktree EIF I Series A, LTD

By: Oaktree Capital Management, L.P. its: Collateral Manager

By	/s/ Regan Scott

Name:	Regan Scott
Title:	Managing Director

For any Lender requiring a second signature line:

By	/s/ Armen Panossian

Name:	Armen Panossian
Title:	Managing Director

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Oaktree EIF I Series A1, LTD

By: Oaktree Capital Management, L.P. its: Collateral Manager

By	/s/ Regan Scott

Name:	Regan Scott
Title:	Managing Director

For any Lender requiring a second signature line:

By	/s/ Armen Panossian

Name:	Armen Panossian
Title:	Managing Director

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Oaktree EIF II Series A1, Ltd.

By: Oaktree Capital Management, L.P. its: Collateral Manager

By	/s/ Regan Scott

Name:	Regan Scott
Title:	Managing Director

For any Lender requiring a second signature line:

By	/s/ Armen Panossian

Name:	Armen Panossian
Title:	Managing Director

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	OAKTREE EIF II SERIES B1, LTD.

By: Oaktree Capital Management, L.P. its: Collateral Manager

By	/s/ Regan Scott

Name:	Regan Scott
Title:	Managing Director

For any Lender requiring a second signature line:

By	/s/ Armen Panossian

Name:	Armen Panossian
Title:	Managing Director

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	OAKTREE EIF II SERIES B2, LTD.

By: Oaktree Capital Management, L.P. its: Collateral Manager

By	/s/ Regan Scott

Name:	Regan Scott
Title:	Managing Director

For any Lender requiring a second signature line:

By	/s/ Armen Panossian

Name:	Armen Panossian
Title:	Managing Director

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Oaktree Enhanced Income Funding Series IV, Ltd.

BY: Oaktree Capital Management, L.P. Its: Collateral Manager

By	/s/ Regan Scott

Name:	Regan Scott
Title:	Managing Director

For any Lender requiring a second signature line:

By	/s/ Armen Panossian

Name:	Armen Panossian
Title:	Managing Director

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Oaktree Senior Loan Fund, L.P.

By: Oaktree Senior Loan GP, L.P.
Its: General Partner

By: Oaktree Fund GP IIA, LLC
Its: General Partner

By: Oaktree Fund GP II, L.P.
Its: Managing Member

By	/s/ Regan Scott

Name:	Regan Scott
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By	/s/ Armen Panossian

Name:	Armen Panossian
Title:	Authorized Signatory

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	OHIO POLICE & FIRE PENSION FUND

By: MacKay Shields LLC, as Investment Adviser and not individually

By	/s/ Dan Roberts

Name:	Dan Roberts
Title:	Executive Managing Director

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Ohio Police and Fire Pension Fund

BY: PENN Capital Management Company, Inc., as its Investment Advisor

By	/s/ Christopher Skorton

Name:	Christopher Skorton
Title:	Business Operations Associate

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Oppenheimer Master Loan Fund, LLC.

	By	/s/ Ryan Feaster
Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc.		Name:	Ryan Feaster
		Title:	Associate

For any Lender requiring a second signature line:

Name of Lender:

By
Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Oppenheimer Fundamental Alternatives Fund

	By	/s/ Ryan Feaster
Brown Brothers Harriman & Co. acting		Name:	Ryan Feaster
as agent for OppenheimerFunds, Inc.		Title:	Associate

For any Lender requiring a second signature line:

Name of Lender:

By
Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Oppenheimer Senior Floating Rate Plus Fund,

	By	/s/ Ryan Feaster
Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc.		Name:	Ryan Feaster
		Title:	Associate

For any Lender requiring a second signature line:

Name of Lender:

By
Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Oppenheimer Senior Floating Rate Fund,

	By	/s/ Ryan Feaster
Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc.		Name:	Ryan Feaster
		Title:	Associate

For any Lender requiring a second signature line:

Name of Lender:

By
Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

OZLM Funding, Ltd., as a Lender

By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name:	Wayne Cohen
Title:	Chief Operating Officer

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

OZLM Funding II, Ltd., as a Lender

By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name:	Wayne Cohen
Title:	Chief Operating Officer

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

OZLM Funding III, Ltd., as a Lender

By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name:	Wayne Cohen
Title:	Chief Operating Officer

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

OZLM Funding IV, Ltd., as a Lender

By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name:	Wayne Cohen
Title:	Chief Operating Officer

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

OZLM Funding V, Ltd., as a Lender

By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name:	Wayne Cohen
Title:	Chief Operating Officer

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

OZLM VI, Ltd., as a Lender

By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name:	Wayne Cohen
Title:	Chief Operating Officer

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

OZLM VII, Ltd., as a Lender

By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name:	Wayne Cohen
Title:	Chief Operating Officer

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

OZLM VIII, Ltd., as a Lender

By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name:	Wayne Cohen
Title:	Chief Operating Officer

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

OZLM IX, Ltd., as a Lender

By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name:	Wayne Cohen
Title:	Chief Operating Officer

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

OZLM XI, Ltd., as a Lender

By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name:	Wayne Cohen
Title:	Chief Operating Officer

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

OZLM XII, Ltd, as a Lender

By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name:	Wayne Cohen
Title:	Chief Operating Officer

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

OZLM XIII, Ltd., as a Lender

By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name:	Wayne Cohen
Title:	Chief Operating Officer

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

OZLM XIV, Ltd., as a Lender

By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name:	Wayne Cohen
Title:	Chief Operating Officer

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

OZLM XV, Ltd., as a Lender

By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name:	Wayne Cohen
Title:	Chief Operating Officer

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Penn Capital Senior Floating Rate Income Fund

By: PENN Capital Management Company Inc., as its Investment Advisor

By	/s/ Christopher Skorton
Name:	Christopher Skorton
Title:	Business Operations Associate

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Penn Institutional Loan Common Master Fund, LP

BY: PENN Capital as its Investment Advisor

By	/s/ Christopher Skorton
Name:	Christopher Skorton
Title:	Business Operations Associate

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Penn Series Funds, Inc. - High Yield Bond Fund

By: Â T. Rowe Price Associates, Inc., as investment advisor

By	/s/ Brian Burns
Name:	Brian Burns
Title:	Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	PensionDanmark Pensionsforsikringsaktieselskab

By: Guggenheim Partners Investment Management, LLC as Investment Manager

By	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Authorized Person

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Permanens Capital Floating Rate Fund LP

BY: BlackRock Financial Management Inc., Its Sub-Advisor

By	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Pioneer Bond Fund

By: Pioneer Investment Management, Inc. As its adviser

By	/s/ Margaret C. Begley
Name:	Margaret C. Begley
Title:	Vice President and Associate General Counsel

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Pioneer Diversified High Income Trust

By: Pioneer Investment Management, Inc. As its adviser

By	/s/ Margaret C. Begley
Name:	Margaret C. Begley
Title:	Vice President and Associate General Counsel

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Pioneer Dynamic Credit Fund

By: Pioneer Investment Management, Inc. As its adviser

By	/s/ Margaret C. Begley
Name:	Margaret C. Begley
Title:	Vice President and Associate General Counsel

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Pioneer Floating Rate Fund

By: Pioneer Investment Management, Inc. As its adviser

By	/s/ Margaret C. Begley
Name:	Margaret C. Begley
Title:	Vice President and Associate General Counsel

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Pioneer Floating Rate Trust

By: Pioneer Investment Management, Inc. As its adviser

By	/s/ Margaret C. Begley
Name:	Margaret C. Begley
Title:	Vice President and Associate General Counsel

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Pioneer Institutional Multi-Sector Fixed Income Portfolio

By: Pioneer Institutional Asset Management, Inc. As its adviser

By	/s/ Margaret C. Begley
Name:	Margaret C. Begley
Title:	Vice President and Associate General Counsel

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Pioneer Institutional Solutions - Credit Opportunities

By: Pioneer Investment Management, Inc.
As its adviser

By	/s/ Margaret C. Begley
Name:	Margaret C. Begley
Title:	Vice President and Associate General Counsel

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Pioneer Multi-Sector Fixed Income Trust

By: Pioneer Institutional Asset Management, Inc.
As its adviser

By	/s/ Margaret C. Begley
Name:	Margaret C. Begley
Title:	Vice President and Associate General Counsel

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Pioneer Short Term Income Fund

By: Pioneer Investment Management, Inc.
As its adviser

By	/s/ Margaret C. Begley
Name:	Margaret C. Begley
Title:	Vice President and Associate General Counsel

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Pioneer Strategic Income Fund

By: Pioneer Investment Management, Inc.
As its adviser

By	/s/ Margaret C. Begley
Name:	Margaret C. Begley
Title:	Vice President and Associate General Counsel

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Pioneer Strategic Income VCT Portfolio

By: Pioneer Investment Management, Inc.
As its adviser

By	/s/ Margaret C. Begley
Name:	Margaret C. Begley
Title:	Vice President and Associate General Counsel

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Plainview Funds plc - MacKay Shields Core Plus Opportunities Portfolio

Plainview Funds plc, an investment company organized as an umbrella fund with segregated liability between sub-funds, acting solely in respect of the MacKay Shields Core Plus Opportunities Portfolio
By: MacKay Shields LLC, its investment manager

By	/s/ Dan Roberts
Name:	Dan Roberts
Title:	Executive Managing Director

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Policemen’s Annuity and Benefit Fund of Chicago

By: MacKay Shields LLC, as Investment Adviser and not individually

By	/s/ Dan Roberts
Name:	Dan Roberts
Title:	Executive Managing Director

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Principal Funds, Inc. - Dynamic High Yield Explorer Fund

By: Principal Global Investors, LLC a Delaware limited liability company, its authorized signatory

By	/s/ Mark Denkinger
Name:	Mark Denkinger
Title:	Portfolio Manager

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Principal Funds, Inc. - High Yield Fund

By: Principal Global Investors, LLC a Delaware limited liability company, its authorized signatory

By	/s/ Mark Denkinger
Name:	Mark Denkinger
Title:	Portfolio Manager

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Principal Funds, Inc. - Core Plus Bond Fund

By: Principal Global Investors, LLC a Delaware limited liability company, its authorized signatory

By	/s/ Mark Denkinger
Name:	Mark Denkinger
Title:	Portfolio Manager

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Principal Funds, Inc. - Global Diversified Income Fund

By: Principal Global Investors, LLC a Delaware limited liability company, its authorized signatory

By	/s/ Mark Denkinger
Name:	Mark Denkinger
Title:	Portfolio Manager

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Principal Global Opportunities Series p.l.c - Global Floating Rate High Income Fund

By: Principal Global Investors, LLC a Delaware limited liability company, its authorized signatory

By	/s/ Mark Denkinger
Name:	Mark Denkinger
Title:	Portfolio Manager

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Principal Life Insurance Company - dba
Principal Core Plus Bond Separate Account

By: Principal Global Investors, LLC a Delaware limited liability company, its authorized signatory

By	/s/ Mark Denkinger
Name:	Mark Denkinger
Title:	Portfolio Manager

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Principal Variable Contracts Funds, Inc. - Core Plus Bond Account

By: Principal Global Investors, LLC a Delaware limited liability company, its authorized signatory

By	/s/ Mark Denkinger
Name:	Mark Denkinger
Title:	Portfolio Manager

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Providence Health & Services Investment Trust (Bank Loans Portfolio)

by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By	/s/ Justin Slatky
Name:	Justin Slatky
Title:	CO-CIO

For any Lender requiring a second signature line:

By

Name:
Title:

☐ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Renaissance Investment Holdings Ltd.

By: Guggenheim Partners Investment Management, LLC as Manager

By	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Authorized Person

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Renaissance U.S. Dollar Corporate Bond Fund

By: Logan Circle Partners, LP as Investment Manager

By	/s/ Hume Najdawi
Name:	Hume Najdawi
Title:	Associate

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Rivernorth/Oaktree High Income Fund

By: Oaktree Capital Management, L.P.
Its: Investment Manager

By	/s/ Regan Scott
Name:	Regan Scott
Title:	Managing Director

For any Lender requiring a second signature line:

By	/s/ Armen Panossian
Name:	Armen Panossian
Title:	Managing Director

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Victory Strategic Income Fund

By	/s/ David Marmon
	Name:	David Marmon
	Title:	Managing Director

For any Lender requiring a second signature line:

Name of Lender:

By
Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Victory Floating Rate Fund

By	/s/ Kevin Booth
	Name:	Kevin Booth
	Title:	Managing Director

For any Lender requiring a second signature line:

Name of Lender:

By
Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	The Guardian Life Insurance Company of America

By	/s/ Kevin Booth
	Name:	Kevin Booth
	Title:	Managing Director

For any Lender requiring a second signature line:

Name of Lender:

By
Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Russell Global High Income Bond Pool

By: Logan Circle Partners, LP as Investment Manager

By	/s/ Hume Najdawi
Name:	Hume Najdawi
Title:	Associate

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Russell Investments Institutional Funds, LLC Multi-Asset Core Plus Fund

BY: THL Credit Advisors LLC, as Investment Manager

By	/s/ James R. Fellows
Name:	James R. Fellows
Title:	Managing Director/Co-Head

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Russell Investment Company Russell Global Opportunistic Credit Fund

BY: THL Credit Advisors LLC, as Investment Manager

By	/s/ James R. Fellows
Name:	James R. Fellows
Title:	Managing Director/Co-Head

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Russell Investment Company Russell Multi-Strategy Income Fund

THL Credit Advisors LLC, as Investment Manager

By	/s/ James R. Fellows
Name:	James R. Fellows
Title:	Managing Director/Co-Head

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Russell Investment Company Russell Short Duration Bond Fund

BY: THL Credit Advisors LLC, as Investment Manager

By	/s/ James R. Fellows
Name:	James R. Fellows
Title:	Managing Director/Co-Head

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Russell Investments Ireland Limited on behalf of the Russell Floating Rate Fund, a subfund of Russell Qualifying Investor Alternative Investment Funds plc

BY: THL Credit Advisors LLC, as Investment Manager

By	/s/ James R. Fellows
Name:	James R. Fellows
Title:	Managing Director/Co-Head

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Salem Fields CLO, Ltd.

By: Guggenheim Partners Investment Management, LLC as Collateral Manager

By	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Authorized Person

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	SAN DIEGO COUNTY EMPLOYEES RETIREMENT ASSOCIATION

By: Allianz Global Investors U.S. LLC – Income and Growth Group as Collateral Manager

By	/s/ Joanna Willars
Name:	Joanna Willars
Title:	Vice President, Analyst

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	SC PRO Loan VII Limited

By: Guggenheim Partners Investment Management, LLC as Investment Advisor

By	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Authorized Person

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Scotia Private American Core-Plus Bond Pool

BY: Logan Circle Partners, LP as Investment Manager

By	/s/ Hume Najdawi
Name:	Hume Najdawi
Title:	Associate

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Sears Holdings Pension Trust

By: MacKay Shields LLC, as Investment Adviser and not individually

By	/s/ Dan Roberts
Name:	Dan Roberts
Title:	Executive Managing Director

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Security Benefit Life Insurance Company

By: Guggenheim Partners Investment Management, LLC

By	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Authorized Person

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	SEI Institutional Managed Trust-Multi Asset Income Fund

By: Guggenheim Partners Investment Management, LLC as Sub-Adviser

By	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Authorized Person

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Shell Pension Trust

By: Guggenheim Partners Investment Management, LLC as Manager

By	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Authorized Person

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Shell Pension Trust

BY: Logan Circle Partners, LP as Investment Manager

By	/s/ Hume Najdawi
Name:	Hume Najdawi
Title:	Associate

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Shenkman Floating Rate High Income Fund

By: Shenkman Capital Management, Inc., as Collateral Manager

By	/s/ Justin Slatky
Name:	Justin Slatky
Title:	CO-CIO

For any Lender requiring a second signature line:

By

Name:
Title:

☐ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Shriners Hospitals for Children

By: Guggenheim Partners Investment Management, LLC as Manager

By	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Authorized Person

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Smithfield Foods Master Trust

by THL Credit Advisors LLC, as Investment Manager

By	/s/ James R. Fellows
Name:	James R. Fellows
Title:	Managing Director/Co-Head

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Sonoma County Employees’ Retirement Association

By: Guggenheim Partners Investment Management, LLC as Investment Manager

By	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Authorized Person

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	South Carolina Retirement Systems Group Trust

By: Guggenheim Partners Investment Management, LLC as Manager

By	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Authorized Person

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Sprint Master Trust, Business Name: Sprint Corporation

By: Logan Circle Partners, LP as Investment Manager

By	/s/ Hume Najdawi
Name:	Hume Najdawi
Title:	Associate

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Staniford Street CLO, Ltd.

By	/s/ Scott D’Orsi
Name:	Scott D’Orsi
Title:	Portfolio Manager

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Stellar Performer Global Series: Series G - Global Credit

BY: GoldenTree Asset Management, LP

By	/s/ Karen Weber
Name:	Karen Weber
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Stichting Bedrijfstakpensioenfonds voor het Beroepsvervoer over de Weg

By: Logan Circle Partners, LP as Investment Manager

By	/s/ Hume Najdawi
Name:	Hume Najdawi
Title:	Associate

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	[See Attached Signature Page]

By
Name:
Title:

For any Lender requiring a second signature line:

Name of Lender:

By
Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

PUTNAM VARIABLE TRUST, on Behalf of its series, Putnam VT High Yield Fund by Putnam Investment Management, LLC

/s/ Suzanne Deshaies
Name:	Suzanne Deshaies
Title:	VP

PUTNAM HIGH YIELD TRUST

/s/ Kerry O’Donnell
Name:	Kerry O’Donnell
Title:	Manager

PUTNAM FLOATING RATE INCOME FUND

/s/ Kerry O’Donnell
Name:	Kerry O’Donnell
Title:	Manager

PUTNAM HIGH YIELD ADVANTAGE FUND

/s/ Kerry O’Donnell
Name:	Kerry O’Donnell
Title:	Manager

PUTNAM DIVERSIFIED INCOME TRUST (CAYMAN) MASTER FUND by The Putnam Advisory Company, LLC

/s/ Kerry O’Donnell
Name:	Kerry O’Donnell
Title:	Manager

PUTNAM PREMIER INCOME TRUST

/s/ Kerry O’Donnell
Name:	Kerry O’Donnell
Title:	Manager

PUTNAM MASTER INTERMEDIATE INCOME TRUST

/s/ Kerry O’Donnell
Name:	Kerry O’Donnell
Title:	Manager

PUTNAM DIVERSIFIED INCOME TRUST

/s/ Kerry O’Donnell
Name:	Kerry O’Donnell
Title:	Manager

THE PUTNAM ADVISORY COMPANY, LLC
ON BEHALF OF Stitching Bewaarder Syntrus Achmea Global High Yield Pool

/s/ Kerry O’Donnell
Name:	Kerry O’Donnell
Title:	Manager

PUTNAM FUNDS TRUST, on behalf of its series, PUTNAM ABSOLUTE RETURN 500 FUND by Putnam Investment Management, LLC

/s/ Suzanne Deshaies
Name:	Suzanne Deshaies
Title:	VP

THE PUTNAM ADVISORY COMPANY, LLC ON BEHALF OF IG PUTNAM US HIGH YIELD INCOME FUND

/s/ Suzanne Deshaies
Name:	Suzanne Deshaies
Title:	VP

THE PUTNAM ADVISORY COMPANY, LLC
ON BEHALF OF STICHTING PENSIOENFONDS VOOR FYSIOTHERAPEUTEN

/s/ Suzanne Deshaies
Name:	Suzanne Deshaies
Title:	VP

PUTNAM FUNDS TRUST, on behalf of its series, PUTNAM ABSOLUTE RETURN 700 FUND by Putnam Investment Management, LLC

/s/ Suzanne Deshaies
Name:	Suzanne Deshaies
Title:	VP

GREAT-WEST PUTNAM HIGH YIELD BOND FUND by Putnam Investment Management, LLC

/s/ Kerry O’Donnell
Name:	Kerry O’Donnell
Title:	Manager

INVESTORS CANADIAN HIGH YIELD INCOME FUND by Putnam Investments Inc. (PII)

/s/ Kerry O’Donnell
Name:	Kerry O’Donnell
Title:	Manager

Counsel Fixed Income
By Putnam Investments Canada ULC

/s/ Kerry O’Donnell
Name:	Kerry O’Donnell
Title:	Manager

2

PUTNAM VARIABLE TRUST,
On behalf of its series, PUTNAM VT DIVERSIFIED INCOME FUND
By: Putnam Investment Management, LLC

/s/ Suzanne Deshaies
Name:	Suzanne Deshaies
Title:	Senior Operations Manager

2

LGT Select Funds – LGT Select Bond High Yield
By: Putnam Investment Limited

/s/ Suzanne Deshaies
Name:	Suzanne Deshaies
Title:	Senior Operations Manager

2

MACKENZIE NORTH AMERICAN CORPORATE BOND FUND
BY THE PUTNAM ADVISORY COMPANY, LLC

/s/ Suzanne Deshaies
Name:	Suzanne Deshaies
Title:	Senior Operations Manager

2

Counsel North American High Yield Bond
By Putnam Investments Canada, ULC

/s/ Kerry O’Donnell
Name:	Kerry O’Donnell
Title:	Manager

2

The HP Invest Global Fixed Income Sub-Fund
By The Putnam Advisory Company LLC

/s/ Kerry O’Donnell
Name:	Kerry O’Donnell
Title:	Manager

2

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender: STICHTING DEPOSITARY APG FIXED INCOME CREDITS POOL,

By	/s/ Michael J. Leiva
	Name:	Michael J. Leiva
	Title:	Portfolio Manager

For any Lender requiring a second signature line:

Name of Lender:

By
Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Stichting PGGM Depositary

BY: Acting in its capacity as depositary of PGGM High Yield Bond Fund
By: Guggenheim Partners Investment Management, LLC as Manager

By	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Authorized Person

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Sudbury Mill CLO, Ltd.

By: Shenkman Capital Management, Inc.,
as Collateral Manager

By	/s/ Justin Slatky
Name:	Justin Slatky
Title:	CO-CIO

For any Lender requiring a second signature line:

By

Name:
Title:

☐ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	SunAmerica Income Funds - SunAmerica Flexible Credit Fund

By	/s/ Kyle Jennings
Name:	Kyle Jennings
Title:	Managing Director

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Swiss capital Pro Loan III Plc

By: Guggenheim Partners Investment Management, LLC as Investment Advisor

By	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Authorized Person

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Swiss Capital Pro Loan III Plc

By: GoldenTree Asset Management, LP

By	/s/ Karen Weber
Name:	Karen Weber
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Swiss Capital PRO Loan V PLC

By: Guggenheim Partners Investment Management, LLC as Investment Advisor

By	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Authorized Person

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Swiss Capital PRO Loan VIII PLC

By: Guggenheim Partners Investment Management, LLC as Investment Advisor

By	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Authorized Person

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	T. Rowe Price Credit Opportunities Fund Inc.

By	/s/ Brian Burns
Name:	Brian Burns
Title:	Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	T. Rowe Price Fixed Income Trust

By: T. Rowe Price Trust Company, Trustee

By	/s/ Brian Burns
Name:	Brian Burns
Title:	Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	T. Rowe Price Floating Rate Fund, Inc.

By	/s/ Brian Burns
Name:	Brian Burns
Title:	Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	T. Rowe Price Floating Rate Multi-Sector Account Portfolio

By	/s/ Brian Burns
Name:	Brian Burns
Title:	Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	T. Rowe Price Funds Series II SICAV

By: T. Rowe Price Associates, Inc. as investment Sub-manager of the T. Rowe Price Funds Series II SICAV-Institutional Floating Rate Loan Fund

By	/s/ Brian Burns
Name:	Brian Burns
Title:	Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	T. Rowe Price High Yield Fund, Inc.

By	/s/ Brian Burns
Name:	Brian Burns
Title:	Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	T. Rowe Price Institutional Credit Opportuities Fund

By	/s/ Brian Burns
Name:	Brian Burns
Title:	Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	T. Rowe Price Institutional Floating Rate Fund

By	/s/ Brian Burns
Name:	Brian Burns
Title:	Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	T. Rowe Price Institutional High Yield Fund

By	/s/ Brian Burns
Name:	Brian Burns
Title:	Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	T. Rowe Price U.S. High Yield Trust

By	/s/ Brian Burns
Name:	Brian Burns
Title:	Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Teachers’ Retirement System of Louisiana

By: AllianceBernstein L.P., as Investment Advisor

By	/s/ Neil Ruffell
Name:	Neil Ruffell
Title:	VP - Corporate Actions

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Teachers’ Retirement System of the State of Illinois

By: MacKay Shields LLC, as Investment Adviser and not individually

By	/s/ Dan Roberts
Name:	Dan Roberts
Title:	Executive Managing Director

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Teachers’ Retirement System of the State of Kentucky

by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By	/s/ Justin Slatky
Name:	Justin Slatky
Title:	CO-CIO

For any Lender requiring a second signature line:

By

Name:
Title:

☐ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Texas PrePaid Higher Education Tuition Board

by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Adviser

By	/s/ Justin Slatky
Name:	Justin Slatky
Title:	CO-CIO

For any Lender requiring a second signature line:

By

Name:
Title:

☐ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	The Boeing Company Employee Retirement Plans Master Trust

By: Principal Global Investors, LLC a Delaware limited liability company, its authorized signatory

By	/s/ Mark Denkinger
Name:	Mark Denkinger
Title:	Portfolio Manager

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	The Kroger Co. Master Retirement Savings Trust

BY: Logan Circle Partners, LP as Investment Manager

By	/s/ Hume Najdawi
Name:	Hume Najdawi
Title:	Associate

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	The Society Incorporated By Lloyd’s Act 1871 By The Name of Lloyd’s

BY: Guggenheim Partners Investment Management, LLC as Investment Manager

By	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Authorized Person

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	The University of Chicago

BY: GoldenTree Asset Management, L.P.

By	/s/ Karen Weber
Name:	Karen Weber
Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	The Zweig Fund, Inc.

By	/s/ Kyle Jennings
Name:	Kyle Jennings
Title:	Managing Director

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	THL Credit Bank Loan Select Master Fund, a Class of The THL Credit Bank Loan Select Series Trust I

BY: THL Credit Senior Loan Strategies LLC, as Investment Manager

By	/s/ James R. Fellows
Name:	James R. Fellows
Title:	Managing Director/Co-Head

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	TRICADIA CREDIT STRATEGIES MASTER FUND, LTD.

By	/s/ Jennifer Drake
	Name:	Jennifer Drake
	Title:	President

For any Lender requiring a second signature line:

Name of Lender:

By
Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	TRICADIA CONVEXITY MASTER FUND, L.P.

By	/s/ Jennifer Drake
	Name:	Jennifer Drake
	Title:	President

For any Lender requiring a second signature line:

Name of Lender:

By
Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	STRUCTURED CREDIT OPPORTUNITIES FUND II, L.P.

By	/s/ Jennifer Drake
	Name:	Jennifer Drake
	Title:	President

For any Lender requiring a second signature line:

Name of Lender:

By
Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Trinity Health Corporation

By: Guggenheim Partners Investment Management, LLC as Manager

By	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Authorized Person

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Venture IX CDO, Limited

BY: its investment advisor, MJX Asset Management LLC

By	/s/ Frederick Taylor
Name:	Frederick Taylor
Title:	Managing Director

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Venture VIII CDO, Limited

BY: its investment advisor, MJX Asset Management, LLC

By	/s/ Frederick Taylor
Name:	Frederick Taylor
Title:	Managing Director

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Venture X CLO, Limited

BY: its investment advisor, MJX Asset Management, LLC

By	/s/ Frederick Taylor
Name:	Frederick Taylor
Title:	Managing Director

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Venture XI CLO, Limited

BY: its investment advisor, MJX Asset Management, LLC

By	/s/ Frederick Taylor
Name:	Frederick Taylor
Title:	Managing Director

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Vermont Pension Investment Committee

BY: Guggenheim Partners Investment Management, LLC as Contractor

By	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Authorized Person

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Virginia College Savings Plan

by SHENKMAN CAPITAL
MANAGEMENT, INC., as Investment Manager

By	/s/ Justin Slatky
Name:	Justin Slatky
Title:	CO-CIO

For any Lender requiring a second signature line:

By

Name:
Title:

☐ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Virtus Bond Fund

By	/s/ Kyle Jennings
Name:	Kyle Jennings
Title:	Managing Director

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Virtus Credit Opportunities Fund

By	/s/ Kyle Jennings
Name:	Kyle Jennings
Title:	Managing Director

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Virtus Global Dividend & Income Fund, Inc.

By	/s/ Kyle Jennings
Name:	Kyle Jennings
Title:	Managing Director

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Virtus Global Multi Sector Income Fund

By	/s/ Kyle Jennings
Name:	Kyle Jennings
Title:	Managing Director

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Virtus High Yield Fund

By	/s/ Kyle Jennings
Name:	Kyle Jennings
Title:	Managing Director

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Virtus Multi-Sector Intermediate Bond Fund f/k/a Virtus Multi Sector Fixed Income Fund

By	/s/ Kyle Jennings
Name:	Kyle Jennings
Title:	Managing Director

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Virtus Newfleet Multi-Sector Unconstrained Bond ETF

By	/s/ Kyle Jennings
Name:	Kyle Jennings
Title:	Managing Director

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Virtus Senior Floating Rate Fund

By	/s/ Kyle Jennings
Name:	Kyle Jennings
Title:	Managing Director

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Virtus Strategic Allocation Fund

By	/s/ Kyle Jennings
Name:	Kyle Jennings
Title:	Managing Director

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Virtus Strategic Income Fund

By	/s/ Kyle Jennings
Name:	Kyle Jennings
Title:	Managing Director

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Virtus Tactical Allocation Fund

By	/s/ Kyle Jennings
Name:	Kyle Jennings
Title:	Managing Director

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Virtus Total Return Fund

By	/s/ Kyle Jennings
Name:	Kyle Jennings
Title:	Managing Director

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	VVIT: Virtus Multi-Sector Fixed Income Series

By	/s/ Kyle Jennings
Name:	Kyle Jennings
Title:	Managing Director

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Washington Mill CLO Ltd.

By: Shenkman Capital Management, Inc., as Collateral Manager

By	/s/ Justin Slatky
Name:	Justin Slatky
Title:	CO-CIO

For any Lender requiring a second signature line:

By

Name:
Title:

☐ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Western Conference of Teamsters Pension Trust Fund

By: MacKay Shields LLC, solely as Investment Manager

By	/s/ Dan Roberts
Name:	Dan Roberts
Title:	Executive Managing Director

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	WM Pool - High Yield Fixed Interest Trust

By: Oaktree Capital Management, L.P.
Its: Investment Manager

By	/s/ Regan Scott
Name:	Regan Scott
Title:	Managing Director

For any Lender requiring a second signature line:

By	/s/ Armen Panossian
Name:	Armen Panossian
Title:	Managing Director

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Z Capital Credit Partners CLO 2015-1 Ltd.

By: Z Capital CLO Management L.L.C., its Portfolio Manager
By: Z Capital Group L.L.C, its Managing Member
By: James J. Zenni Jr., its President and CEO

By	/s/ James J. Zenni, Jr.
	Name:	James J. Zenni, Jr.
	Title:	President & CEO

For any Lender requiring a second signature line:

Name of Lender:

By
Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT DATED AS OF AUGUST 17, 2012, AS AMENDED AND RESTATED AS OF AUGUST 7, 2015, AMONG NAVISTAR, INC., A DELAWARE CORPORATION, NAVISTAR INTERNATIONAL CORPORATION, A DELAWARE CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The undersigned, by executing this signature page as a Lender, agrees (a) to the terms of this Amendment Agreement and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Amendment Agreement and the Amended Credit Agreement, to continue all of the Tranche B Term Loans held by such Lender under the Existing Credit Agreement outstanding immediately prior to the Amendment Effective Date as Tranche B Term Loans under the Amended Credit Agreement (as such amount may be reduced prior to the Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender:	Zilux Senior Loan Fund

BY: Guggenheim Partners Investment Management, LLC as Investment Manager

By	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Authorized Person

For any Lender requiring a second signature line:

By

Name:
Title:

☒ In addition to consenting to the Amendment Agreement, the above signed institution also elects to roll on a cashless basis its Existing Tranche B Term Loans into such Existing Tranche B Term Loans as amended by this Amendment Agreement.

Schedule I

New Lenders

Lender	Commitment
JPMorgan Chase Bank, N.A.	$233,394,240.90

Total	$233,394,240.90